                                                                     EXHIBIT 4.3

     NUMBER                                                       SHARES

                                                              SEE REVERSE SIDE
                                                                FOR CERTAIN
                                                                DEFINITIONS


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      AMERICAN BUSINESS INFORMATION, INC.

                             CLASS A COMMON STOCK

THIS CERTIFIES THAT






is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, OF THE PAR VALUE OF $.0025 PER SHARE, OF

----------------------AMERICAN BUSINESS INFORMATION, INC.----------------------

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

                   [AMERICAN BUSINESS INFORMATION, INC. SEAL]

  /s/ STEVEN PURCELL                                      /s/ JON WELLMAN
      SECRETARY                                        CHAIRMAN OF THE BOARD

By                        Authorized Signature

Countersigned and Registered:
        NORWEST BANK MINNESOTA, N.A.
                Transfer Agent and Registrar

EXHIBIT 4.3


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN
RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN AMERICAN BUSINESS
INFORMATION, INC., AND NORTHWEST BANK MINNESOTA, N.A., AS THE RIGHTS AGENT, DATED AS OF JULY 21, 1997, (THE "RIGHTS AGREEMENT") THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF AMERICAN BUSINESS INFORMATION, INC. UNDER
CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. AMERICAN BUSINESS INFORMATION, INC., WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF
SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

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
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UTMA -          Custodian
                                                         --------           ---------
TEN ENT - as tenants by entireties                        (Cust)             (Minor)
                                                         under Uniform Transfer to Minors
JT TEN  - as joint tenants with right of
          survivorship and not as tenants in             Act
          common                                            -------------------------
                                                                    (State)

   Additional abbreviations may also be used though not in the above list.
------------------------------------------------------------------------------------------

FOR VALUE RECEIVED ____ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------ SHARES OF THE
CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________________________ ATTORNEY TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                                      -------------------------------------

                                           -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of the
                                           certificate in every particular
                                           without alteration or enlargement
                                           or any change whatever.

SIGNATURE GUARANTEED